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                                                                    EXHIBIT 23.3

                     [BLUM SHAPIRO & COMPANY LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-3 of JP Foodservice, Inc. of our report dated July 15, 1996, with respect to the combined financial statements of Arrow Paper and Supply Co., Inc. and Affiliate for the year ended December 29, 1995.


/s/ BLUM SHAPIRO & COMPANY, P.C.

West Hartford, Connecticut
October 9, 1996